UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       June 8, 2017

Citigroup Commercial Mortgage Trust 2017-P7

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001700668)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

Principal Commercial Capital

(Central Index Key number: 0001634437)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-11	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code  (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

On April 18, 2017 (the “Closing Date”), Citigroup Commercial Mortgage Trust 2017-P7 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2017-P7, Commercial Mortgage Pass-Through Certificates, Series 2017-P7, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2017 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated April 18, 2017 and filed with the Securities and Exchange Commission (the “Commission”) on April 18, 2017. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Atlanta and Anchorage Hotel Portfolio Loan Combination was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On June 8, 2017, the Atlanta and Anchorage Hotel Portfolio Pari Passu Companion Loan evidenced by Note A-1-A-1 was contributed to the commercial mortgage securitization transaction involving the issuance of the CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8 (the “CFCRE 2017-C8 Certificates”). Upon the issuance of the CFCRE 2017-C8 Certificates, the servicing and administration of the Atlanta and Anchorage Hotel Portfolio Loan Combination is required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the CFCRE 2017-C8 Certificates, dated as of June 1, 2017 (the “CFCRE 2017-C8 Pooling and Servicing Agreement”), between CCRE Commercial Mortgage Securities, L.P., as depositor (the “CFCRE 2017-C8 Depositor”), Wells Fargo Bank, National Association, as master servicer, certificate administrator, paying agent and custodian, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The CFCRE 2017-C8 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the CFCRE 2017-C8 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	CFCRE 2017-C8 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2017	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	CFCRE 2017-C8 Pooling and Servicing Agreement	(E)